Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2296

The Dow Jones Total Market Portfolio, Enhanced Index Strategy 2023-3

(the “Portfolio”)

Supplement to the Prospectus

Effective August 3, 2023, Liberty Media Corporation has completed a transaction to split off certain of its business groups into separate companies (the “Spin-Off”). As a holder of Liberty Media Corporation Series C Liberty SiriusXM (“Liberty”) the Portfolio will receive 1 share of Liberty Live Series C for every 4 shares of Liberty that it held at the time of the Spin-Off and existing shares of Liberty will be renamed as shares of “Liberty SiriusXM Series C”. The Portfolio will continue to hold and purchase shares of Liberty SiriusXM Series C and Liberty Live Series C.

Supplement Dated: August 4, 2023